UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 19, 2022

Commission File No. 001-14778

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported, on September 22, 2022, Soligenix, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Meeting”).  The Meeting was partially adjourned to October 19, 2022 solely with respect to the voting on Proposal 2 — the proposal to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 75,000,000 to 125,000,000.

The Meeting reconvened solely with respect to Proposal 2 on October 19, 2022.  After being called to order, the Meeting again was adjourned to provide the Company’s stockholders additional time to vote on Proposal 2.

Support for Proposal 2 has exceeded 80% of the votes cast on the proposal. However, the affirmative vote of holders of more than 50% of the Company’s issued and outstanding shares of Common Stock is necessary for Proposal 2 to be approved.

The Meeting will resume solely with respect to Proposal 2 at 9:00 a.m. Eastern Time on November 17, 2022 and will continue to be held virtually via live audio-only webcast at www.virtualshareholdermeeting.com/sngx2022.

Stockholders have until November 16, 2022 at 11:59 p.m. Eastern Time to vote their shares via the Internet at www.proxyvote.com or by following the instructions on their proxy card.  For assistance voting, stockholders may contact the Company’s proxy solicitor, Alliance Advisors, toll free at: 1-833-782-7145.

Item 7.01. Regulation FD Disclosure

On October 20, 2022, the Company issued a press release announcing the further adjournment of the Meeting and the information for the reconvened Meeting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

October 20, 2022	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

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